UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement

On November 15, 2018, Brooks Automation, Inc. (the “Company”) and its subsidiary, BioStorage Technologies, Inc., entered into that certain Incremental Amendment (the “Amendment”) to that certain Credit Agreement, dated as of October 4, 2017 (the “Existing Credit Agreement”), among the Company, the several lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent for the lenders. Under the Amendment, the Company obtained a senior secured U.S. dollar term loan incremental facility in an aggregate principal amount of $350,000,000 (the “Incremental Loan”), which is secured on a pari passu basis with the Initial Term B Loans (as defined in the Existing Credit Agreement). The proceeds of the Incremental Loan were used to finance the closing of the Company’s previously announced acquisition of Genewiz Group, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Genewiz”).  Except as provided in the Amendment, the Incremental Loan is subject to the same terms and conditions as set forth in the Existing Credit Agreement.

The Company may elect that the borrowings comprising the Incremental Loan bear interest at a rate per annum equal to (a) the ABR plus 1.50%; or (b) the Adjusted LIBO Rate plus 2.50%.  “ABR” is equal to the highest of (a) the federal funds effective rate plus 1/2 of 1%, (b) the rate of interest per annum from time to time published by the Wall Street Journal as being the prime rate and (c) the one-month LIBO Rate plus 1.00%. “LIBO Rate” is equal to the rate for eurodollar deposits in the London interbank market for a period of one, two, three or six months, in each case selected by the Company (or, if agreed to by each applicable lender, twelve months or less than one month), appearing on Page LIBOR01 of the Reuters screen (or applicable successor screen or service); provided that the LIBO Rate shall not be less than 0%.  “Adjusted LIBO Rate” is the LIBO Rate as adjusted for statutory reserve requirements for eurodollar liabilities (if any).

The foregoing description of the Amendment, the Incremental Loan, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On November 15, 2018, the Company completed its previously announced acquisition of Genewiz, a leading global genomics service provider headquartered in South Plainfield, New Jersey. Pursuant to the Agreement of Merger, dated as of September 26, 2018 (the “Merger Agreement”), by and among the Company, Darwin Acquisition Company, an exempted company with limited liability incorporated under the Laws of the Cayman Islands and wholly owned subsidiary of the Company, Genewiz and Shareholder Representative Services LLC, as the representative of the securityholders of Genewiz, the Company paid a total cash purchase price at closing of $450.0 million, which is subject to adjustment based on Genewiz’s cash, transaction expenses, net working capital, indebtedness, accounts receivables (subject to a collar) and other amounts as of the closing. The Company used the proceeds of the Incremental Loan described in Item 1.01 to pay a portion of the purchase price.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2018, the Company entered into the Amendment. The description of the Amendment, and the related Incremental Loan, set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

(a) Financial statements of business acquired

The Company will file the financial statements required by Item 9.01(a) of Form 8-K, with an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information

The Company will file pro forma financial information required by Item 9.01(b) of Form 8-K, with an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

2.1*	Agreement of Merger, dated as of September 26, 2018, by and among Brooks Automation, Inc., Genewiz Group, Darwin Acquisition Company, and Shareholder Representative Services LLC.
10.1

Incremental Amendment, dated as of November 15, 2018, to that certain Credit Agreement, dated as of October 4, 2017, among Brooks Automation, Inc., the several lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders.

99.1	Press release issued on November 15, 2018 by Brooks Automation, Inc.

*Note: As permitted by Item 601(b)(2) of Regulation S-K, certain schedules/exhibits to the agreement have not been filed herewith.  Brooks Automation, Inc. will furnish supplementally a copy of any omitted schedule/exhibit to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
BROOKS AUTOMATION, INC. /s/ Jason W. Joseph
Date: November 15, 2018	Jason W. Joseph Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

2.1*	Agreement of Merger, dated as of September 26, 2018, by and among Brooks Automation, Inc., Genewiz Group, Darwin Acquisition Company, and Shareholder Representative Services LLC.
10.1

Incremental Amendment, dated as of November 15, 2018, to that certain Credit Agreement, dated as of October 4, 2017, among Brooks Automation, Inc., the several lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders.

99.1	Press release issued on November 15, 2018 by Brooks Automation, Inc.

*Note: As permitted by Item 601(b)(2) of Regulation S-K, certain schedules/exhibits to the agreement have not been filed herewith.  Brooks Automation, Inc. will furnish supplementally a copy of any omitted schedule/exhibit to the Commission upon request.